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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported): May 24, 2000

                                ZeroPlus.com, Inc.
                (Exact name of registrant as specified in its charter)

        DELAWARE                  000-20865                52-1929282
     (STATE OR OTHER        (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION                          IDENTIFICATION NO.)
     OR ORGANIZATION

                     12800 MIDDLEBROOK ROAD, SUITE 200
                        GERMANTOWN, MARYLAND 20874
                               (301)601-8700
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (301)601-8700

                               Not applicable
         (Former name or former address, if changed since last report)


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                             ITEM 5. OTHER EVENTS

ZeroPlus.com, Inc. announced that it is one of three service providers in the VOIP industry that have signed multi-year marketing alliances with PriceLine Long Distance L.L.C., a wholly-owned subsidiary of industry giant priceline.com, to provide customers with Name Your Own Price-SM- long distance telephone services. Terms of ZeroPlus.com's agreement with PriceLine Long Distance uniquely establish PriceLine Long Distance as both a strategic partner of and an investor in ZeroPlus.com. Of the nearly four million dollars to be paid to Priceline Long Distance over the three years of the agreement, slightly over one half will be paid in the form of approximately 345,000 shares of ZeroPlus.com stock. Of these shares, approximately 130,000 will vest during the first year of the agreement, approximately 85,000 will vest during the second year of the agreement and approximately 130,000 will vest during the third year of the agreement, all assuming that Priceline Long Distance meets its agreed program parameters.

The different types of services the companies intend to develop to meet the specific needs of Priceline include:

- A Domestic Phone service that will allow Priceline Long Distance's customers to access the ZeroPlus.com network via a local dial-up number or a toll-free number for a flat rate, regardless of time or day,

- An International, country-specific phone service that will allow Priceline Long Distance customers to call pre-specified countries,

- A "Call Anywhere" service that will allow Priceline Long Distance customers to call anywhere in the world, regardless of time or day.

ZeroPlus.com expects to begin participating in the Priceline Long Distance services no later than February 2001, if and when it satisfies its agreed initial program parameters.

The preceding paragraphs include forward-looking statements which that risks and uncertainties and depend upon certain assumptions, some of which may be beyond ZeroPlus.com's control. Therefore, actual results may differ materially from these statements. All such statements are qualified by those risks, uncertainties and assumptions, which include, but are not limited to, the cautionary statements set forth in Part I, Item 1 of our most recent Annual Report on Form 10-KSB, as amended, under "Forward Looking and Cautionary Statements," and the cautionary statements set forth in Part I,
Item 2 of our succeeding Quarterly Reports on Form 10-QSB, under "Other - Future Operating Results". Accordingly, there can be no assurance with regard to such statements.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2000

                                                ZeroPlus.com, Inc.

                                            By: /s/ DONALD J. SHOFF
                                                -------------------
                                                Donald J. Shoff
                                                Vice President of Finance and
                                                Chief Accounting Officer